Exhibit 99.1

Developing Innovative Therapies to Address Rare Diseases and Underserved NASDAQ: OCGN Eye Corporate Deck

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 2 ©2019 Ocugen. All Rights Reserved.

# Company Highlights

- Nasdaq-listed company as of September 30, 2019
- Robust IP portfolio with 31 issued U.S. and foreign patents and 29 U.S. and foreign patent applications
- Strategic Partnership with CanSinoBIO for OCU400 Gene Therapy Co-Development & Manufacturing



**SMALL MOLECULE PHASE 3 RARE DISEASE ASSET**

**OCU300** for ocular Graft Versus Host Disease (oGVHD)
Orphan Drug Designation



**MODIFIER GENE THERAPY PLATFORM**

**OCU400** for Inherited Retinal Diseases – Orphan Drug Designations (*NR2E3* and *CEP290* Mutation-Associated Retinal Diseases)
**OCU410** Dry AMD



**NOVEL BIOLOGIC THERAPIES FOR RETINAL DISEASES**

**OCU200** for Wet AMD, Diabetic Macular Edema, Diabetic Retinopathy
**OCU100** for Retinitis Pigmentosa

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Experienced Leadership Team • • • Diverse experience in large pharma, signature biotech, and small companies Track record of success Brings large and small company learnings to Ocugen 4 ©2019 Ocugen. All Rights Reserved. Rasappa Arumugham, PhD Chief Scientific Officer Vijay Tammara, PhD Vice President, Regulatory & Quality Kelly Beck, MBA Vice President, Investor Relations & Administration Daniel Jorgensen, MD, MPH, MBA Chief Medical Officer Sanjay Subramanian, MBA Chief Financial Officer Shankar Musunuri, PhD, MBA Chairman, CEO and Co-Founder

Orphan us oGVHD OCU300 NR2f3 Mutation-Associated Retinal Degeneration Orphan us CfP290 Mutation-Associated Retinal Degeneration Orphan us OCU400 NIVI-?-AAV Rhodopsin Mutation-Associated Retinal Degeneration OCU410 RO!<-IMV DryAMD > WetAMD > OCU200 tiiTl ld.l " • Tr no;,f<'p·in Diabetic Macular Edema > Diabetic Retinopathy OCU100 Retinitis Pigmentosa ®. ocugen ®2019 Ocugen.AII Rights Reserved. RETINAL DISEASES (novel biologics) MODIFIER GENE THERAPY PLATFORM OCULAR SURFACE DISEASE (small molecule) Phase 3 Phase 2 Phase 1 Preclinical Indication

# OCU300 for oGVHD:
# Unmet Need for Patients with Rare Ocular Diseases

## Ocular Graft vs Host Disease (oGVHD)

- Autoimmune disease that occurs in allogeneic bone marrow transplant patients
  - **Donor derived leukocytes attack recipient ocular tissue**
- Patients encounter dry, tearless eyes, vision issues, severe pain, discomfort, and potential ocular scarring
- May lead to significant vision loss and irreparable ocular surface damage
- Significantly diminishes quality of life and restricts daily activities

**~60%** of chronic graft vs. host disease patients will develop oGVHD

**~63,000** patients in the US by 2020



Ocugen is the **first and only company to receive orphan drug designation** from FDA for treatment of oGVHD

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Source: Prevalence of Hematopoietic Cell Transplant Survivors in the United States, Majhail N et al Oct 2014

# First Phase 3 Study With Orphan Drug Designation

## Indication: Treatment of ocular discomfort and ocular redness in patients with oGVHD

- Randomized, Double-Masked, Placebo-Controlled, Phase 3 Study
- 84-day study
- Key inclusion criteria: diagnosis of 'definite' oGVHD using the International Chronic Ocular GVHD Consensus Group revised diagnostic criteria (Ogawa, 2013)



60 PATIENTS
Planned sample size re-estimation
OCU300
(Brimonidine 0.18% OcuNanoE™)
PLACEBO
(Ophthalmic Buffered Saline)

**2:1 randomization**
(OCU300 n=40; Placebo n=20)

### *Primary endpoints include:*

- Symptom: Ocular discomfort based on Visual Analog Scale (VAS)

**On a scale from 0-10, what was the intensity of your Ocular Discomfort, at its worst, over the past 24 hours?**



0
1
2
3
4
5
6
7
8
9
10
None
Mildly Annoying
Nagging Uncomfortable
Distressing Miserable
Intense Horrible
Unbearable Excruciating

- Sign: Ocular redness based on Validated Bulbar Redness (VBR) Score



10
20
30
40
50
60
70
80
90
100

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OcuNanoE™ Formulation Drug Delivery System Increases OCU300 Concentration in Lacrimal Gland


Lacrimal Gland
Conjunctiva
Cornea
Oil Layer
Meibomian Gland (outer layer)
Watery Layer
Lacrimal Gland (middle layer)
Mucous Layer
Goblet Cells of Conjunctiva
and Lacrimal Gland (inner layer)
Meibomian Glands

Drug distribution to lacrimal gland from traditional eye drops is low relative to other target tissues

Mouse DED Model (Preclinical)


**
Corneal Fluorescein Score
0
1
2
3
4
OCU300
Brimonidine

- OCU300 = Brimonidine (0.18%) OcuNanoE™
- Brimonidine = Commercial 0.2% solution
- Figure shows median, interquartile range & min/max fluorescein score
- **p<0.01

Brimonidine Level in Lacrimal Gland (Preclinical)


Mean (SD) Tissue Concentration (ng/g)
1000
100
10
0
3
6
9
12
Time (h)
OCU300 (0.18%) OcuNanoE™
Brimonidine solution (0.2%)

OcuNanoE™ increases brimonidine in lacrimal gland and improves overall efficacy of OCU300

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OCU300 has Compelling Value Proposition Market Access Market Potential Physicians Patients • Spend 3 months in hospital after receiving bone marrow transplant • Potential to be first approved product in US market • Most exhibit symptoms while still under hematologist/ oncologist care • First and only company to receive Orphan Drug Designation from FDA for oGVHD • On multiple prescription therapies; hematologist options today limited and suboptimal (artificial tears or approved dry eye products) • Advances in hematopoietic cell transplantation leading to increasing number of transplant survivors 9 ©2019 Ocugen. All Rights Reserved. • Hematologists/Oncologists are first prescribers, then referred to specialized ophthalmologists • Hematologists looking for approved therapy; no knowledge of off-label options • Off-label usage primarily occurs when no approved therapy exists; long-term risks associated with tolerability and damage to ocular tissues • Therapies need to address ocular discomfort (pain) and redness – unmet need • No approved therapy • Seek to establish ICD-10 diagnostic code • Analysis supports premium pricing • Opportunities to partner for commercialization

Modifier Gene Therapy Has a Broader Impact Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and reset homeostasis. Modifier gene Gene Augmentation: Transfer functional version of a non-functional gene into the target cells. Normal gene X Cell with mutated/ nonfunctioning gene X Cell with mutated/nonfunctioning gene(s) other than modifier gene Cell with normal function 10 ©2019 Ocugen. All Rights Reserved. •Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina •Smoother regulatory pathway due to ability to target multiple diseases with one product •Ability to recoup development costs over multiple therapeutic indications •Traditional approach that targets one individual gene mutation at a time •Regulatory pathway focused on specific product for one disease •Longer time to recoup development costs Gene X Gene X Gene X Gene X Gene M Gene X Gene X Gene X Gene M Gene X

# OCU400 Rescues Vision Loss in Multiple Retinal Diseases

**Human Disease:**

| | PDE6B associated RP | PDE associated arRP | Rhodopsin associated adRP | Rhodopsin associated adRP | Leber Congenital Amaurosis | Enhanced S-cone syndrome |
|---|---|---|---|---|---|---|
| Mouse Models: | rd1$^{-/-}$ | rd10$^{-/-}$ | Rho$^{-/-}$ | RhoP23 | Cep290 (rd16) | *rd7*$^{-/-}$ |


Untreated
Treated*

*Treated fundus photos: subretinal single injection


Untreated
Treated with AAV8-*Nr2e3*
ONL Cell Layer Number
0
2
4
6
8
10
12
C57Bl/6J
rd1
rd10
Rho$^{-/-}$
Rho$^{P23H}$
rd16
rd7
Control
Retinal Degeneration Mice Models

^rd16 is another name for CEP290 model
rd7 is *NR2E3* mutation

In multiple mouse models, **Treatment Rescues Disease** after onset

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OCU400: Orphan Drug Designation NR2E3 Mutation-Associated Retinal Degeneration Early stage disease OCU400 Single Injection (Intravitreal) 1 mo Baseline (Control) 1 mo after treatment Advanced stage disease OCU400 Single Injection (Intravitreal) 3 mo Baseline (Control) 1 mo after treatment 3 mo Baseline (Control) 1 mo after treatment OCU400 Single Injection (Subretinal) rd7 mouse model 12 ©2019 Ocugen. All Rights Reserved.

# OCU400 Gene Therapy Manufacturing: Strategic Partnership with CanSinoBIO

CanSinoBIO

## CanSinoBIO

- Publicly-listed on Hong Kong exchange (6185.HK)
- Biotech Company with market cap of approximately $1B
- State-of-the-art facilities with world class team

## CanSinoBIO to perform CMC development & manufacturing of clinical supplies

- CanSinBIO responsible for all associated costs
- Option for commercial manufacturing agreement

## CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China market

**Partnership paves a path for Ocugen to advance OCU400 into the clinic with significantly reduced capital and resources**

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# Lead Biologic OCU200: Tumstatin-Transferrin Fusion Protein Offering Benefits Beyond Anti-VEGF

- ✓ Selectively works on active endothelial cells
- ✓ Activates native anti-angiogenic response
- ✓ Targeting element enhances effective concentration
- ✓ Pro-apoptotic and anti-oxidative
- ✓ Inhibits new blood vessel formulation
- ✓ Reduces damage to retina

**In-Vitro Laser-Induced Rat CNV Model**



250000
200000
150000
100000
50000
0
CNV lesion area (pixels)
*†
*
PBS
Tumstatin
OCU200
Avastin

* indicates p<0.05 when compared to PBS and/or tumstatin treatment.
† indicates p<0.05 when compared to bevacizumab; CNV lesions measured on day 14 after treatment.

**In-Vivo Laser-Induced Mouse CNV Model**



80
60
40
Leaky CNV lesions (%)
Vehicle
Eylea
OCU200
OCU200 + Eylea

Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0.

**OCU200 Demonstrated Superior Efficacy with Potentially Fewer Injections in Head-to-Head Studies**

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# Summary of Near-Term Milestones

| OCU300<br>ocular GVHD<br>*(small molecule)* | OCU400 (*NR2E3*-AAV)<br>Retinal Degenerative Diseases<br>*(gene therapy)* | OCU200<br>Wet AMD, DME, DR<br>*(novel biologic)* |
|---|---|---|
| ✓ Dec 2018: First Patient Dosed<br>• 1H2020: Sample Size re-estimation<br>• 2H2020: Estimated Topline Results of First Study | ✓ Feb 2019: Pre-IND Meeting<br>✓ Feb 2019: ODD for NR2E3 Mutation-Associated Retinal Diseases<br>✓ Aug 2019: ODD for CEP290 Mutation-Associated Retinal Diseases<br>✓ Sept 2019: CanSinoBIO Co-Development & Manufacturing Partnership<br>• 2019-2020: Continue IND-Enabling Studies<br>• 2021: Target Phase 1/2a Clinical Trial | • 2019-2020: Continue IND-Enabling Studies<br>• 2021: Target Phase 1/2a Clinical Trial |

Note: Check mark (✓) denotes completed milestone. All other milestones are anticipated future milestones.

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Contact Kelly Beck Vice President, Investor Relations & Administration kelly.beck@ocugen.com 16 ©2019 Ocugen. All Rights Reserved.